EQUIV="Content-Type" CONTENT="text/html; charset=iso-8859-1"> CERTIFICATION PURSUANT TO

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Great Walll Builders Ltd., (the "Company")on Form 10-Q/A for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Tian Jia, Chief Executive Officer/ Chief Financial Officer/ Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this date: May25,2011.

/s/ Tian Jia

Tian Jia

　Chief Executive Officer & Chief Financial Officer &

Principal Accounting Officer